                                                                    EXHIBIT 10.5


                   TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT


         THIS AGREEMENT (this "Agreement") is entered into as of January 30, 2004 (the "Effective Date") by and between Centex Corporation, a corporation organized under the laws of the State of Nevada ("Centex"); Eagle Materials Inc. (formerly known as Centex Construction Products, Inc., or "CXP"), a corporation organized under the laws of the State of Delaware ("Eagle"); and Centex Materials, LLC, a limited liability company organized under the laws of the state of Delaware ("CM"). Centex, Eagle and CM are sometimes hereinafter referred to collectively as the "Parties."

         WHEREAS, CXP was a wholly-owned subsidiary of Centex prior to completing an initial public offering of 51% of its common stock on April 19, 1994; and

         WHEREAS, in connection with the initial public offering, Centex and CXP entered into a Trademark License Agreement dated April 19, 1994 (the "Predecessor Agreement") pursuant to which Centex licensed the use of the CENTEX trademark and certain other trademarks owned by Centex to CXP, and which remains in full force and effect; and

         WHEREAS, CXP and Centex entered into an Agreement and Plan of Merger with ARG Merger Corporation dated as of July 21, 2003 (the "Merger Agreement"), pursuant to which a portion of the shares of CXP's common stock owned by Centex will be exchanged for an equal number of shares of CXP Class B Common Stock, the purpose of which is to facilitate the tax-free distribution by Centex to its stockholders of its approximately 65% equity ownership interest in CXP; and

         WHEREAS, CXP and Centex also entered into a Distribution Agreement dated as of July 21, 2003 (the "Distribution Agreement") pursuant to which (i) CXP will pay a cash dividend to all of the holders of CXP's common stock immediately prior to the reclassification and distribution; (ii) Centex will distribute all of its holdings of CXP Class B Common Stock and all of its holdings of CXP's common stock to Centex's stockholders on a pro rata basis; and
(iii) CXP changed its corporate name to Eagle Materials, Inc.; and

         WHEREAS, Eagle and Centex mutually desire to terminate the Predecessor Agreement; and

         WHEREAS, as a related company of Centex, CXP used certain trademarks in connection with its business, and the Parties desire to enter into this Agreement to govern the continued use of those trademarks after the termination of the Predecessor Agreement and the transactions described above.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereby agree as follows:



TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 1 of 9

1. DEFINITIONS

         1.1 "Centex Materials Marks" means the combined term "Centex Materials" and the marks set forth in Exhibit 1.1 hereto.

         1.2 "CXP Domain Name" means www.centex-cxp.com.

         1.3 "Domain Names" means the domain names set forth in Exhibit 1.2 hereto and any other domain names that incorporate the Licensed Marks and are owned by Centex.

         1.4 "Eagle Business" means each and every business conducted at any time prior to, on or after the Effective Date by Eagle, CXP or any current or future Subsidiary of Eagle, whether or not such Subsidiary is a subsidiary of Eagle as of the Effective Date.

         1.5 "Eagle Group" means Eagle, CXP and each entity that is a current or future Subsidiary of Eagle, whether or not such Subsidiary is a subsidiary of Eagle as of the Effective Date.

         1.6 "Eagle Marks" means the marks set forth in Exhibit 1.5 hereto.

         1.7 "Licensed Marks" means the marks set forth in Exhibit 1.6 hereto.

         1.8 "Subsidiary" means, with respect to any entity, (i) any corporation of which at least fifty percent (50%) of the securities, or fifty percent (50%) of other ownership interests, or at least fifty percent (50%) of the ordinary voting power are directly or indirectly owned or controlled by such entity or its Subsidiaries; (ii) any partnership of which such entity or one of its Subsidiaries is a general partner or as to which such entity or its Subsidiaries are entitled to receive at least fifty percent (50%) of the assets upon the liquidation thereof; or (iii) any limited liability company of which such entity or one of its Subsidiaries is a manager or is entitled to exercise management rights over the conduct of the business of such limited liability company, or as to which such entity or its Subsidiaries are entitled to receive at least fifty percent (50%) of the assets upon the liquidation thereof.

2. THE PREDECESSOR AGREEMENT

         2.1 The Predecessor Agreement shall terminate automatically upon the Effective Date, and Eagle hereby waives the right to receive the notice required by Paragraph 1.b. of the Predecessor Agreement.

         2.2 Notwithstanding Paragraphs 9 and 10 of the Predecessor Agreement, Eagle shall have the right to continue use of the trademarks that were the subject of the Predecessor Agreement for a period of six (6) months after the Effective Date. However, Eagle agrees (i) not to order after the Effective Date any additional supplies and documents which have imprinted thereon the trademarks that were the subject of the Predecessor Agreement; and (ii) as soon as practicable during said six-month period, to



TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 2 of 9
remove all signs and identifiers used in the Eagle Business that refer to Centex, except as provided in Section 3 below.

         2.3 Eagle acknowledges and agrees that six months after the Effective Date, it can no longer use or display the name "Centex" or any variations thereof, or other trademarks, tradenames, logos or identifiers using the name "Centex" or otherwise owned by or licensed to Centex which have not been assigned or licensed to Eagle without the prior written consent of Centex. However, nothing contained in this Agreement shall prevent Eagle from using the "Centex" name in public filings with governmental authorities, materials intended for distribution to Eagle stockholders, or any other communication in any medium which describes the current or former relationship between Centex, CXP and/or Eagle.

3. THE CENTEX MATERIALS MARKS

         3.1 License Grant. Centex hereby grants to CM, and CM hereby accepts, a non-sublicensable, exclusive, perpetual, and royalty-free license to use the Centex Materials Marks in connection with its ready-mix concrete and aggregates operations within the State of Texas, subject to the limitations set forth in this Agreement. The grant of the license hereunder to the Centex Materials Marks is non-transferable and non-assignable, except that CM may transfer and/or assign the license to a Subsidiary that is the surviving company of a merger, reorganization or consolidation with CM or another Subsidiary of the Eagle Group. Except as expressly set forth herein, no rights or licenses are granted to CM by Centex with respect to any other trademark, service mark, and/or trade name other than the Centex Materials Marks.

         3.2 Ownership. CM acknowledges that Centex owns the Centex Materials Marks and all rights therein and that nothing in this Agreement shall give CM any right, title or interest in or to the Centex Materials Marks other than pursuant to the license granted hereby.

         3.3 No Challenge. CM agrees that it will do nothing inconsistent with Centex's ownership of the Centex Materials Marks and shall not claim adversely to Centex, or assist any third party in attempting to claim adversely to Centex, with regards to such ownership. CM agrees that it will not challenge the title of Centex to the Centex Materials Marks, oppose any registration thereof, or challenge the validity of this Agreement or the licenses granted herein.

         3.4 Maintenance. All costs associated with maintaining or renewing the Centex Materials Marks shall be borne by CM. CM, in its discretion, shall have the sole authority to decide whether to maintain and renew registrations for the Centex Materials Marks. At CM's request and cost, Centex shall cooperate with CM and shall in general take such actions as are necessary to facilitate the maintenance and renewal of the Centex Materials Marks, including timely executing all documents necessary to do so, including without limitation powers of attorney, declarations, and affidavits. CM shall provide Centex any reasonably required information requested by Centex to facilitate its timely execution of such documents.



TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 3 of 9

         3.5 Quality Control.

         (a) CM and Centex acknowledge and agree that Centex is intimately familiar with CM's abilities and expertise in the manufacture of readymix concrete and aggregates (including without limitation sand, gravel and other like material).

         (b) CM agrees that all goods sold under the Centex Materials Marks will be of high quality, standard and skill. CM and Centex acknowledge and agree that due to the longstanding close working relationship between them, the fact that officer(s) of Centex are on Eagle's Board of Directors, and given the high degree of Centex's familiarity with CM's abilities and expertise in the conduct of its business, Centex is entitled to rely upon CM's own efforts to control the quality of the goods and services offered under the Centex Materials Marks.

         (c) Notwithstanding the foregoing, Centex shall have the right to impose on CM, as necessary, other specifications or requirements not provided for in this Agreement to ensure the requisite quality standards with respect to products manufactured or sold by CM that display the Centex Materials Marks. Further, CM shall, on reasonable request and notice from Centex, make available to CM samples of goods or materials displaying the Centex Materials Marks.

         3.6 Protection; enforcement.

         (a) CM shall promptly notify Centex of any and all infringements, imitations, simulations or other illegal use or misuse of the Centex Materials Marks that come to CM's attention. As the sole owner of the Centex Materials Marks, Centex shall determine whether to take any action to prevent the infringement, imitation, simulation or other illegal use or misuse of the Centex Materials Marks.

         (b) CM shall render Centex all reasonable assistance in connection with any matter pertaining to the protection, enforcement or infringement of the Centex Materials Marks, whether in the courts, administrative or quasi-judicial agencies, or otherwise.

         3.7 Termination. Centex shall have the right to terminate this license upon the occurrence of one or more of the following: (a) any material breach by CM of its obligations under this Agreement which remains uncured for thirty (30) days or more following written notice of such breach from Centex, or (b) CM abandons the use of the Centex Materials Marks, or provides notice to Centex of its desire to terminate the license. Upon termination of the license, CM agrees it shall immediately cease any and all use of the Centex Materials Marks.

4. THE LICENSED MARKS

         4.1 License Grant. Centex hereby grants to Eagle, and Eagle hereby accepts, an exclusive, perpetual, worldwide, royalty-free license to use the Licensed Marks in connection with the Eagle Business, subject to the limitations set forth in this Agreement. Eagle conducts the Eagle Business through the Eagle Group. The grant of the license hereunder to the Licensed Marks (i) includes the Eagle Group's right to use the Licensed


TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 4 of 9

Marks in connection with the Eagle Business, and (ii) is transferable and assignable except to the extent that any such transfer or assignment is prohibited by the provisions of Section 4.5(b) of that certain Distribution Agreement between Centex and Eagle dated November 4, 2003. Notwithstanding the licenses granted herein and any of the provisions hereof, no rights or licenses are granted to Eagle by Centex with respect to any other trademark, service mark, and/or trade name other than the Licensed Marks.

         4.2 Ownership. Eagle acknowledges that Centex owns the Licensed Marks and all rights therein and that nothing in this Agreement shall give Eagle or the Eagle Group any right, title or interest in or to the Licensed Marks other than pursuant to the license granted hereby.

         4.3 No Challenge. Eagle agrees that it will do nothing inconsistent with Centex's ownership of the Licensed Marks and shall not claim adversely to Centex, or assist any third party in attempting to claim adversely to Centex, with regards to such ownership. Eagle agrees that it will not challenge the title of Centex to the Licensed Marks, oppose any registration thereof, or challenge the validity of this Agreement or the licenses granted herein.

         4.4 Maintenance. All costs associated with maintaining or renewing the Licensed Marks shall be borne by Eagle. Eagle, in its discretion, shall have the sole authority to decide whether to maintain and renew registrations for the Licensed Marks. At Eagle's request and cost, Centex shall cooperate with Eagle and shall in general take such actions as are necessary to facilitate the maintenance and renewal of the Licensed Marks, including timely executing all documents necessary to do so, including without limitation all powers of attorney, declarations and affidavits. Eagle shall provide Centex any reasonably required information requested by Centex to facilitate its timely execution of such documents.

         4.5 No Liens. Centex represents and warrants that the Licensed Marks are not currently encumbered by any liens, security interests, or any rights of others; and further, Centex will not permit or allow the Licensed Marks to be sold, transferred, assigned or encumbered in any way without the prior written consent of Eagle.

         4.6 Option to Purchase. After two (2) years from the Effective Date, Eagle shall have the right to purchase any or all of the right, title and interest in and to the Licensed Marks for a price to be mutually agreed to between Eagle and Centex, such price to take into account the fact that Eagle will already have the perpetual and exclusive right to use, maintain and enforce the Licensed Marks pursuant to this Agreement.

         4.7 Quality Control.

         (a) Centex and Eagle acknowledge and agree that Centex is intimately familiar with Eagle's abilities and expertise in the Eagle Business and the manufacture of construction products, including without limitation cement, clinker, readymix concrete, aggregates (i.e., sand, gravel and other like material), paperboard and gypsum wallboard.


TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 5 of 9

         (b) Eagle agrees that all goods sold under the Licensed Marks will be of high quality, standard and skill. Centex and Eagle acknowledge and agree that due to the longstanding close working relationship between them, the fact that officer(s) of Centex are on Eagle's Board of Directors, and given the high degree of Centex's familiarity with Eagle's abilities and expertise in the Eagle Business, Centex is entitled to rely upon Eagle's own efforts to control the quality of the goods and services offered under the Licensed Marks.

         (c) Notwithstanding the foregoing, Centex shall have the right to impose on Eagle, as necessary, other specifications or requirements not provided for in this Agreement to ensure the requisite quality standards with respect to products manufactured or sold by Eagle that display the Licensed Marks. Further, Eagle shall, on reasonable request and notice from Centex, make available to Centex samples of goods or materials displaying the Licensed Marks.

         4.8 Protection; Enforcement.

         (a) In the event of any unauthorized application, registration, use or infringement of or for the Licensed Marks by third parties, Eagle may institute legal proceedings against such third parties, in its sole discretion and at its own cost, and may retain any recovery obtained. Eagle may also, at any time, without obtaining the consent or approval of Centex, request that any third party cease and desist from any unauthorized use or infringement of any of the Licensed Marks.

         (b) Centex shall render all reasonable assistance to Eagle in connection with any matter pertaining to the protection, enforcement or infringement of the Licensed Marks, whether in the courts, administrative or quasi-judicial agencies, or otherwise.

5. THE EAGLE MARKS

         5.1 Ownership. Centex acknowledges and agrees that Eagle (or an Eagle Group Subsidiary) owns all right, title and interest in and to the Eagle Marks, and will do nothing inconsistent with the ownership of the Eagle Marks.

         5.2 Unregistered marks; common law rights. Centex acknowledges and agrees that Eagle (or an Eagle Group Subsidiary) may have developed common law rights in certain unregistered marks in the conduct of the Eagle Business. Centex hereby disclaims any and all right, title and interest that it may have in and to such marks, if any.

6. DOMAIN NAMES

         6.1 Right to Use. Centex hereby grants to Eagle, and Eagle hereby accepts, an exclusive, perpetual, worldwide, royalty-free right to use the Domain Names in connection with the Eagle Business, subject to the limitations set forth in this Agreement. Eagle conducts the Eagle Business through the Eagle Group. The rights hereunder to use the Domain Names include the Eagle Group's right to use the Domain Names in connection with the Eagle Business.



TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 6 of 9

         6.2 CXP Domain Name. Centex shall maintain the registration for the CXP Domain Name for a period of two (2) years following the Effective Date. Not later than thirty (30) days following the Effective Date, Centex will take such steps to ensure that the CXP Domain Name resolves to the new Eagle website. Eagle agrees to provide Centex with the information necessary to do so. At the end of the two-year period, Centex will no longer be obligated to maintain the CXP Domain Name.

         6.3 The Parties agree that the registration information for the CXP Domain Name and the Domain Names shall list Centex as the Registrant of record; however, Centex shall cause Eagle's designated person's contact information to be listed as the Technical Contact and the Administrative Contact.

         6.4 All costs associated with maintaining or renewing the CXP Domain Name and Domain Names shall be borne by Eagle. Eagle, in its discretion, shall have the sole authority to decide whether to maintain and renew registrations for the Domain Names. At Eagle's request and cost, Centex shall cooperate with Eagle and shall in general take such actions as are necessary to facilitate the maintenance and renewal of the Domain Names. Eagle agrees to provide Centex with any reasonably required information requested by Centex to maintain the Domain Names.

         6.5 Option to Purchase. After two (2) years from the Effective Date, Eagle shall have the right to purchase all right, title and interest in and to the Domain Names for a price to be mutually agreed to between Eagle and Centex, such price to take into account the fact that Eagle will already have the perpetual and exclusive right to use and maintain the Domain Names pursuant to this Agreement.

7. GENERAL

         7.1 Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise), or by overnight courier service to the Parties at the following addresses (or at such other addresses for a Party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

If to Centex:                       Centex Corporation
                                    2728 North Harwood
                                    Dallas, Texas 75201-9000
                                    Facsimile: 214-981-6855
                                    Attn: Chief Legal Officer

If to Eagle:                        Eagle Materials Inc.
                                    2728 North Harwood
                                    Dallas, Texas 75201-9000
                                    Facsimile: 214-432-2100
                                    Attn: President



TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 7 of 9

If to CM:                           Centex Materials, LLC
                                    2728 North Harwood
                                    Dallas, Texas 75201-9000
                                    Facsimile: 214-432-2100
                                    Attn: President


         7.2 Entire Agreement. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof, and to the extent that this agreement is inconsistent with any prior agreement(s) between the Parties, the terms of this agreement will control.

         7.3 Amendment. This Agreement shall not be amended or otherwise modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Centex, CM and Eagle by their respective duly authorized representatives.

         7.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         7.5 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and the Parties' respective successors and assigns.

         7.6 No Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

         7.7 Savings Clause. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

         7.8 Further Assurances. The Parties agree to take such further action and execute, deliver and/or file such documents or instruments as are necessary to carry out the terms and purposes of this Agreement.

         7.9 Section Headings. The section headings used in this Agreement are intended for convenience only and shall not be deemed to supersede or modify any provisions.



TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 8 of 9

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

CENTEX CORPORATION                       EAGLE MATERIALS INC.


By:    /S/ RAYMOND G. SMERGE             By:    /S/ JAMES H. GRAASS
       -----------------------------            --------------------------------
Name:  Raymond G. Smerge                 Name:  James H. Graass
Title: Executive Vice President          Title: Executive Vice President &
                                                General Counsel

CENTEX MATERIALS, LLC


By:    /S/ RODNEY E. CUMMICKEL
       -----------------------------
Name:  Rodney E. Cummickel
Title: Vice President


TRADEMARK LICENSE AND DOMAIN NAME AGREEMENT                          Page 9 of 9

                                                                     EXHIBIT 1.1

                             CENTEX MATERIALS MARKS

UNITED STATES


       MARK                REGISTRATION NO.    REGISTRATION DATE
       ----                ----------------    -----------------
CENTEX MATERIALS, LP          1,968,670          April 16, 1996

[CENTEX MATERIALS LOGO]       1,932,900         November 7, 1995

UNITED KINGDOM


       MARK                REGISTRATION NO.    REGISTRATION DATE
       ----                ----------------    -----------------
[CENTEX MATERIALS LOGO]       2,044,516        October 11, 1996




TRADEMARK LICENSE AGREEMENT - EXHIBIT 1                              Page 1 of 3

                                                                     EXHIBIT 1.2

                                  DOMAIN NAMES

americangypsum.biz
americangypsum.info
centexmaterials.com
centexmaterials.biz
centexmaterials.info
illinoiscement.com
illinoiscement.biz
illinoiscement.info
mathewsreadymix.com
mathewsreadymix.biz
mathewsreadymix.info
mountaincement.com
mountaincement.biz
mountaincement.info
mountaincementcompany.biz
mountaincementcompany.info
nevadacement.com
nevadacement.biz
nevadacement.info
nevadacement.net
nevadacementco.com
nevadacementco.net
smoothroc.biz
westernaggregates.com
westernaggregates.biz
westernaggregates.info
wisconsincement.biz
wisconsincement.info
wisconsincementco.biz
wisconsincementco.info
riograndedrywallsupply.biz
republicgypsum.biz
republicgypsum.info
republicgypsumcompany.biz
republicpaperboard.biz
republicpaperboard.info
republicpaperboardcompany.biz
republicpaperboardcompany.info
republicfiber.biz
republicfiber.info
republicfibercompany.biz
republicfibercompany.info


TRADEMARK LICENSE AGREEMENT - EXHIBIT 2                              Page 2 of 3

                                                                     EXHIBIT 1.5

                                   EAGLE MARKS

UNITED STATES


       MARK                                  REGISTRATION NO.      REGISTRATION DATE
       ----                                  ----------------      -----------------
FIRE-ROC (owner: Centex Construction         U.S. Reg. No.         April 2, 2002
Products, Inc.                               2,555,028

N Design (owner: Nevada Cement Co.)          Nevada State
[N DESIGN LOGO]                              Registration          September 18, 1996

R REPUBLIC & Design (owner: Centex
Construction Products, Inc.)
[R REPUBLIC LOGO]                            1,023,975             October 28, 1975

REPUBLIC FIBER COMPANY (owner:
Centex Construction Products, Inc.)          2,606,288             August 13, 2002

REPUBLIC 54 (owner: Centex
Construction Products, Inc.)                 1,869,593             December 27, 1994

REPUBLIC GYPSUM (owner:
Centex Construction Products, Inc.)          971,145               October 23, 1973

REPUBLIC GYPSUM COMPANY (owner:
Centex Construction Products, Inc.)          2,627,276             October 1, 2002

REPUBLIC PAPERBOARD COMPANY
(owner: Centex Construction Products,
Inc.)                                        2,651,115             November 19, 2002

REPUBLIC PAPERBOARD COMPANY &
Design (owner: Centex Construction
Products, Inc.)
[REPUBLIC PAPERBOARD COMPANY LOGO]           2,616,542             September 10, 2002

Star Design (owner: Centex Construction
Products, Inc.)
[STAR DESIGN LOGO]                           1,543,501             June 13, 1989

TEXAS-LEHIGH (owner: Texas-Lehigh
Cement Company, LP)                          2,057,265             April 29, 1997

WATERSHIELD (owner: Centex
Construction Products, Inc.)                 1,287,951             July 31, 1984

TRADEMARK LICENSE AGREEMENT - EXHIBIT 2                              Page 1 of 1

                                                                     EXHIBIT 1.6

                                 LICENSED MARKS

UNITED STATES


       MARK                            REGISTRATION NO.      REGISTRATION DATE
       ----                            ----------------      -----------------
AMERICAN GYPSUM                        2,171,076             July 7, 1998

AQUABLOC                               971,158               October 23, 1973

EAGLEROC                               2,222,618             February 9, 1999

FIREBLOC                               735,175               July 31, 1962

ILLINOIS CEMENT CO                     2,023,201             December 17, 1996

ILLINOIS CEMENT CO. & DESIGN           2,023,266             December 17, 1996
[ILLINOIS CEMENT CO. LOGO]

M & DESIGN                             1,973,081             May 7, 1996
[M & DESIGN LOGO]

MATHEWS READYMIX, INC                  2,023,202             December 17, 1996

MISC. DESIGN
[EAGLE LOGO]                           2,213,119             December 22, 1998

MOUNTAIN CEMENT COMPANY                1,971,499             April 30, 1996

N & DESIGN (Nevada Cement Logo)
[N & DESIGN LOGO]                      2,005,807             October 8, 1996

NEVADA CEMENT                          2,023,203             December 17, 1996

SMOOTHROC                              2,648,202             November 12, 2002

TL & Design
[TL & DESIGN LOGO]                     2,004,137             October 1, 1996

WA & DESIGN
[WA & DESIGN LOGO]                     1,973,080             May 7, 1996

WESTERN AGGREGATES                     1,967,105             April 9, 1996

WISCONSIN CEMENT CO                    2,023,200             December 17, 1996

WISCONSIN CEMENT CO. & Design
[WISCONSIN CEMENT CO. LOGO]            2,021,819             December 10, 1996

TRADEMARK LICENSE AGREEMENT - EXHIBIT 2                              Page 1 of 2

CANADA


       MARK                            REGISTRATION NO.      REGISTRATION DATE
       ----                            ----------------      -----------------
AMERICAN GYPSUM                        542,536               March 16, 2001

AQUABLOC                               542,533               March 16, 2001

EAGLEROC                               TMA544134             April 25, 2001

FIREBLOC                               563,215               June 10, 2002

FIRE-BLOC                              266,900               February 26, 1982

MISC. DESIGN
[EAGLE LOGO]                           TMA544122             April 25, 2001

EUROPEAN COMMUNITY


       MARK                            REGISTRATION NO.      REGISTRATION DATE
       ----                            ----------------      -----------------
AQUABLOC                               TMA645515             March 18, 2002

MEXICO


       MARK                            REGISTRATION NO.      REGISTRATION DATE
       ----                            ----------------      -----------------
AMERICAN GYPSUM                        692,140               March 30, 2001

AQUABLOC                               567,033               December 15, 1997

EAGLEROC                               579,960               June 29, 1998

FIREBLOC                               567,034               December 15, 1997

MISC. DESIGN
[EAGLE LOGO]                           592,961               November 24, 1998

NEW MEXICO


       MARK                            REGISTRATION NO.      REGISTRATION DATE
       ----                            ----------------      -----------------
RIO GRANDE DRYWALL SUPPLY CO.          TK99052001            May 20, 1999

TRADEMARK LICENSE AGREEMENT - EXHIBIT 2                              Page 2 of 2